                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported):

                                October 29, 1996



                           TELESPECTRUM WORLDWIDE INC.
                           ---------------------------
               (Exact name of Registrant as specified in charter)



        Delaware              0-21107             23-2845501
        --------------        ------------        ----------------------
        (State of             (Commission         (IRS Employer
        Incorporation)        File Number)        Identification Number)




                 443 South Gulph Road, King of Prussia, PA 19406
                 -----------------------------------------------
                    (Address of principal executive offices)


                                 (610) 878-7460
                                 --------------
                         (Registrant's telephone number)


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Item 2.  Acquisition or Disposition of Assets

         On October 29, 1996, TeleSpectrum Worldwide Inc. (the "Company") purchased the assets of Technical Assistance Research Programs, Inc. and TARP Information Systems, Inc. (collectively, "TARP") pursuant to an Asset Purchase Agreement dated as of October 1, 1996 by and among the Company, TARP, John Goodman and Mark Grainer. The purchase price was $15,000,000 paid in cash, subject to adjustment based on a closing date balance sheet to be prepared after closing. The assets sold included primarily cash, accounts and notes receivable, and all other tangible and intangible personal property, including inventory, furniture, fixtures, supplies, vehicles, computer hardware and software, permits, trade names, goodwill and prepaid expenses.

         On October 29, 1996, the Company also purchased all of the issued and outstanding stock of Tarp (Europe) Limited ("Tarp Europe") pursuant to an Exchange Agreement dated as of October 1, 1996 by and among the Company, John Goodman, and Marc Grainer. The purchase price was $5,000,000 paid in shares of Company common stock having an aggregate trading value equal to $5,000,000 and an agreed upon fair market value of $3,250,000.

         The combined consideration paid in connection with the above transactions approximated the book value of the assets plus an additional amount of $16,250,000.

Item 7.  Financial Statements and Exhibits

         (a) Financial Statements of TARP and Tarp Europe.

         To be filed on Form 8-K/A as soon as practicable, but not later than 60 days after this Form 8-K is filed.

         (b) Pro Forma Financial Information (Unaudited).

         To be filed on Form 8-K/A as soon as practicable, but not later than 60 days after this Form 8-K is filed.

         (c) Exhibits

             2.1 Asset Purchase Agreement dated as of October 1, 1996 by and among TeleSpectrum Worldwide Inc.,Technical Assistance Research Programs, Inc., TARP Information Systems, Inc., John Goodman and Mark Grainer. (Schedules and similar attachments referred to in the Asset Purchase Agreement are omitted but will be furnished supplementally to the Securities and Exchange Commission upon request.)

                                       2
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             2.2  Exchange Agreement dated as of October 1, 1996 by and among
                  TeleSpectrum Worldwide Inc., John Goodman, and Marc Grainer


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                                   SIGNATURE
                                   ---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                              TELESPECTRUM WORLWIDE INC.


                                              BY: /s/ Richard C. Schwenk, Jr.
                                                  -------------------------
                                                  Richard C. Schwenk, Jr.
                                                  Senior Vice President and
                                                  Chief Financial Officer



November 13, 1996




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                                  EXHIBIT INDEX
                                  -------------

2.1 Asset Purchase Agreement dated as of October 1, 1996 by and among TeleSpectrum Worldwide Inc.,Technical Assistance Research Programs, Inc., TARP Information Systems, Inc., John Goodman and Mark Grainer.

2.2 Exchange Agreement dated as of October 1, 1996 by and among TeleSpectrum Worldwide Inc., John Goodman, and Marc Grainer


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